BROKER-DEALER VARIABLE CONTRACT SUPERVISORY AND SERVICE AGREEMENT

Phoenix Equity Planning Corporation (“PEPCO”), the master servicer and distributor for the Contracts hereunder described and the undersigned broker-dealer (the “Broker-Dealer”), enter into this Agreement as of the date indicated, for the purpose of appointing the Broker-Dealer to perform the services hereunder described, subject to the following provisions:

1.	Except as provided below, PEPCO hereby appoints the Broker-Dealer to provide sales assistance with respect to, and to cause applications to be solicited for the purchase of, the variable annuity contracts and/or variable life policies issued by Phoenix Life Insurance Company, Phoenix Life and Annuity Company and/or PHL Variable Insurance Company (the “Insurer”) through Separate Accounts including the Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Accumulation Account and listed on Schedules A1, A2, B and C. Broker-Dealer accepts such appointment and agrees to use its best efforts to provide sales assistance to producers of the Insurer and to cause applications for the purchase of contracts and/or policies to be solicited by such producers. Broker-Dealer agrees to pay a commission to such producers.

2.	The Broker-Dealer will promptly forward to the appropriate office of Phoenix, or its authorized designee, all contract and/or policy applications along with other documents, if any, and any payments received with such applications, and will have no rights of set-off for any reason. Any Contract application which is rejected, together with any payment made and other documents submitted, shall be returned to the Broker-Dealer.

3.	PEPCO shall pay the Broker-Dealer service payments relating to applications submitted by Broker-Dealer. The amount to be paid by PEPCO is specified on Schedules A1, A2, B and C of this Agreement. The Broker-Dealer agrees to return promptly to PEPCO, all compensation received for any Contract returned within the “free-look” period as specified in the Contract.

4.

The Broker-Dealer represents that it is a registered broker-dealer under the Securities Exchange Act of 1934, a member in good standing of the National Association of Securities Dealers, Inc. (“NASD”), and is registered as a broker-dealer under state law to the extent required in order to provide the services described in this Agreement. Broker-Dealer agrees to abide by all rules and

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regulations of the NASD, including its Conduct Rules, and to comply with all applicable state and federal laws and the rules and regulations of authorized regulatory agencies affecting the sale of the contracts and/or policies, including the prospectus delivery requirements under the Securities Act of 1933 for the contracts and/or policies and any underlying mutual fund. The Broker-Dealer agrees to notify PEPCO promptly of any change, termination or suspension of its status. Broker-Dealer shall immediately notify PEPCO with respect to: i) the initiation and disposition of any form of disciplinary action by the NASD or any other agency or instrumentality having jurisdiction with respect to the subject matter hereof against Broker-Dealer or any of its employees or agents; ii) the issuance of any form of deficiency notice by the NASD or any such agency regarding Broker-Dealer’s training, supervision or sales practices; and/or (iii) the effectuation of any consensual order with respect thereto.

5.	In connection with the solicitation of applications for the purchase of contracts and/or policies, Broker-Dealer agrees to indemnify and hold harmless PEPCO and the Insurer from any damage or expense as a result of: (a) the negligence, misconduct or wrongful act of Broker-Dealer or any employee, representative or agent of Broker-Dealer; and/or (b) any actual or alleged violation of any securities or insurance laws, regulations or orders. Any indebtedness or obligation of the Broker-Dealer to PEPCO or the Insurer, whether arising hereunder or otherwise, and any liabilities incurred or monies paid by PEPCO or the Insurer to any person as a result of any misrepresentation, wrongful or unauthorized act or omission, negligence of or failure of Broker-Dealer or its employees, producers and registered representatives to comply with this Agreement shall be set off against any compensation payable under this Agreement. Notwithstanding the foregoing, Broker-Dealer shall not indemnify and hold harmless PEPCO and the Insurer from any damage or expense on account of the negligence, misconduct or wrongful act of Broker-Dealer or any employee, representative or producer of Broker-Dealer if such negligence, misconduct or wrongful act arises out of or is based upon any untrue statement or alleged untrue statement of material fact or the omission or alleged omission of a material fact in (i) any registration statement including any prospectus or any post-effective amendment thereto or (ii) any material prepared and/or supplied by PEPCO or the Insurer for use in conjunction with the offer or sale of the contracts and/or policies; or (iii) any state registration or other document filed in any state or jurisdiction in order to qualify any contract and/or policy under the securities laws of such state or jurisdiction. The terms of this provision shall not be impaired by termination of this Agreement.

In connection with the solicitation of applications for the purchase of contracts and/or policies, PEPCO and the Insurer agree to indemnify and hold harmless Broker-Dealer from any damage or expense on account of the negligence, misconduct or wrongful act of PEPCO or the Insurer or any employee, representative or producer of PEPCO or the Insurer including but not limited to any damage or expense which arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or the omission or alleged omission of a material fact in (i) any registration statement including any prospectus or an post-effective amendment thereto, or (ii) any material prepared and/or supplied by PEPCO or the Insurer for use in conjunction with the offer or sale of the contracts and/or policies, or (iii) any state registration or other document filed in any state or other jurisdiction in order to qualify any contract and/or policy under the securities laws of such state of jurisdiction. The terms of this provision shall not be impaired by termination of this Agreement.

6.

The Broker-Dealer will itself be, or will select persons associated with it who are trained and qualified to solicit applications for purchase of contracts and/or policies in conformance with applicable state and federal laws. Any such persons shall be

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registered representatives of the Broker-Dealer in accordance with the rules of the NASD, be licensed to offer the contract and/or policy in accordance with the insurance laws of any jurisdiction in which such persons solicits applications, be licensed with and appointed by the Insurer to solicit applications for the contracts and/or policies and have entered into the appropriate Independent Producer Variable Contract with the Insurer, if applicable. Under the Independent Producer Variable Contract, the Insurer will make payments to the Broker-Dealer. Broker-Dealer will train and supervise its representatives to insure that purchase of a contract and/or policy is not recommended to an applicant in the absence of reasonable grounds to believe that the purchase of a contract and/or policy is suitable for that applicant. Broker-Dealer shall pay the fees to regulatory authorities in connection with obtaining necessary securities licenses and authorizations for registered representatives to solicit applications for the purchase of contracts and/or policy. Broker-Dealer is not responsible for fees in connection with the appointment of registered representatives as insurance agents of the Insurer.

7.	The activities of all producers referred to in Paragraph 6 will be under the direct supervision and control of the Broker-Dealer. The right of such producers to solicit applications for the purchase of contracts and/or policies is subject to their continued compliance with the rules and procedures which may be established by the Broker-Dealer, PEPCO or the Insurer, including those set forth in this Agreement.

8.	The Broker-Dealer shall ensure that applications for the purchase of contracts and/or policies are solicited only in the states where the contracts and/or policies are qualified for sale, and only in accordance with the terms and conditions of the then current prospectus applicable to the contracts and/or policies and will make no representations not included in the prospectus, Statement of Additional Information, or in any authorized supplemental material supplied by PEPCO. With regard to the contracts and/or policies, the Broker-Dealer shall not use or permit its producers to use any sales promotion materials or any form of advertising other than that supplied or approved by PEPCO. Broker-Dealer shall ensure that the prospectus delivery requirements under the Securities Act of 1933 are met and that delivery of any prospectus for the contracts and/or policies will be accompanied by delivery of the prospectus for the underlying mutual funds.

9.

The Broker-Dealer understands and agrees that in performing the services covered by this Agreement, it is acting in the capacity of an independent contractor and not as an agent or employee of PEPCO, and that it is not authorized to act for or make any representation on behalf of, PEPCO or the Insurer except as specified herein. Broker-Dealer understands and agrees that PEPCO shall execute telephone transfer orders only in accordance with the terms and conditions of the then current prospectus applicable to the contracts and/or policies and agrees that, in consideration for the Broker-Dealer’s right to exercise the telephone transfer privilege, neither PEPCO nor the Insurer will be liable for any loss, injury or damage incurred as a result of acting upon nor will they be held responsible for the authenticity of any telephone instructions containing unauthorized, incorrect or incomplete information. Broker-Dealer agrees to indemnify and hold harmless PEPCO and

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the Insurer against any loss, injury or damage resulting from any telephone exchange instruction containing unauthorized, incorrect or incomplete information received from Broker-Dealer or any of its registered representatives. (Telephone instructions are recorded on tape.)

10.	This Agreement may not be assigned by the Broker-Dealer without the prior consent of PEPCO. Any party hereto may cancel this Agreement at any time upon written notice. This Agreement shall automatically terminate if the Broker-Dealer voluntarily or involuntarily ceases to be or is suspended from being a member in good standing of the NASD. Provided further, PEPCO reserves the right to terminate this Agreement in the event that any employee or agent of Broken-Dealer is suspended, disciplined or found to be in violation of governing insurance or securities laws, rules or regulations. Furthermore, PEPCO reserves the right to revise the payments for services described in this Agreement as set forth in Paragraph 3 at any time upon the mailing of written notice to the Broker-Dealer. Failure of any party to terminate this Agreement for any of the causes set forth in this agreement shall not constitute a waiver of the right to terminate this Agreement at a later time for any such causes.

11.	This Agreement on the part of the Broker-Dealer runs to PEPCO and the Insurer and is for the benefit of and enforceable by each. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut. This Agreement supercedes any agreement in effect prior to August 28, 2000. Your first contract/policy sale after receipt of this Agreement shall constitute your acceptance of its terms. If you do not wish to participate in solicitating applications for one of the available products, you must complete Section 12.

12.	Applications for the following products will not be solicited by any representative, employee or agent of the Broker-Dealer:

A. ☐	Phoenix Life Insurance Company

☐ Variable Annuities

☐ Variable Universal Life

B. ☐	PHL Variable Insurance Company

☐ Variable Annuities

C. ☐	Phoenix Life and Annuity Company

☐ Variable Universal Life

13.	PEPCO agrees to comply with all laws, regulations, and ordinances relating to privacy, confidentiality, security, data security, and the handling of customer information which may from time to time be established. PEPCO agrees not to disclose or use any consumer nonpublic personal information (including nonpublic personal financial information and nonpublic personal health information), which may be supplied by you to PEPCO in performance under this Agreement other than to: a) carry out the purpose for which the information was provided; and b) to use or disclose the information as otherwise permitted or required by law. You agree to comply with all laws, rules, regulations and ordinances relating to privacy, confidentiality, security, data security, and the handling of customer information which may from time to time be established. You agree not to disclose or use any consumer nonpublic personal information (including nonpublic personal financial information and nonpublic personal health information), which may be supplied by PEPCO to you in performance under this Agreement other than to: a) carry out the purpose for which the information was provided; and b) the use or disclose the information as otherwise permitted or required by law. This provision will survive and continue in full force and effect after the termination of this Agreement.

BROKER-DEALER FIRM:

Name of Firm:	J.P. Turner & Company, L.L.C.
By	/s/ William Mello
Print Name & Title:	William Mello, President
Date	1-13-03	NASD CRD:	43177

PHOENIX EQUITY PLANNING CORPORATION

By
Title
Date

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Schedule A-1 (Variable Annuities)

Broker-Dealer has been appointed by PEPCO to provide sales assistance to producers of Phoenix Life Insurance Company and to cause to be solicited applications for the purchase of the following contracts (“Contracts”) issued by Phoenix Life Insurance Company:

The Big Edge – Individual Deferred Variable Annuity Contracts (Form 2545) issued by the Phoenix Home Life Variable Accumulation Account of Phoenix Life Insurance Company. Phoenix Life Insurance Company shall pay the Broker-Dealer a service payment equal to 5.0% of premiums paid under The Big Edge contracts.

The Big Edge – Individual Deferred Variable Annuity Contracts (Form 2645) issued by the Phoenix Home Life Variable Accumulation Account of Phoenix Life Insurance Company. Phoenix Life Insurance Company shall pay the Broker-Dealer a service payment equal to 6.0% of premiums paid under the Big Edge contracts.

The Big Edge Plus – Individual Deferred Variable Annuity Contracts (Form 2646) issued by the Phoenix Home Life Variable Accumulation Account of Phoenix Life Insurance Company. Phoenix Life Insurance Company shall pay the Broker-Dealer a service payment equal to 6.0% of premiums paid under the Big Edge Plus contracts. However, if the client elects to annuitize the Big Edge Plus contract within one year of the issue date of the contract year, Phoenix Life Insurance Company shall pay the Broker-Dealer a service payment equal to 5.0%.

The Group Strategic Edge – Unallocated Group Deferred Variable Annuity Contracts (Form GD603) issued by the Phoenix Home Life Variable Accumulation Account of Phoenix Life Insurance Company. Phoenix Life Insurance Company shall pay the Broker-Dealer a service payment equal to 5% of first $20,000 of premiums paid, 4% of the next $30,000 of premiums paid, and 3.5% of such premiums paid over $50,000. Banded compensation will be processed on a calendar year basis, based upon aggregate premiums paid under the contract in that calendar year. A persistency bonus is payable on a calendar quarterly basis, beginning in the second calendar year for each contract, at an effective annual rate of .20% of net assets.

The Group Strategic Edge – Allocated Group Deferred Variable Annuity Contracts (Form GD601) issued by the Phoenix Home Life Variable Accumulation Account of Phoenix Life Insurance Company. Phoenix Life Insurance Company shall pay the Broker-Dealer a service payment from one of the three Commission Options available as described below. If more than one Commission Option is chosen, Broker-Dealer agrees that its representatives may select from the specified Commissions Options at the time a Contract is purchased. Once a Commission Option has been selected it cannot be changed in the future. Broker-Dealer may also allow specified representatives to utilize a Commission Option other than what is selected below on a contract by contract basis by completing the section of the Commission Election form titled “Exception”. If only one Commission Option is selected by the Broker-Dealer, that Option will always be invoked.

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Please check one or more of the following Commission Options:

	Option Number	Option Description

☐	1.	5% of first $20,000 of premiums paid, 4% of the next $30,000 of premiums paid, and 3.5% of such premiums paid over $50,000.

☐	2.	3% of first $20,000 of premiums paid, 2.5% of such premiums paid over $20,000 with an annual trail commission of .25% beginning in the 2nd year.

☐	3.	1% of premiums paid plus a trail commission of .50% beginning in the 2nd year.

Banded compensation will be processed on a calendar year basis, based upon aggregate premiums paid under the contract in that calendar year.

Trail commissions will be paid on the Contract Value on a calendar quarter basis on deposits held under the Contract for a year or more.

Retirement Planners’ Edge for New York – Individual Deferred Variable Annuity Contract (Form D603NY) issued by the Phoenix Home Life Variable Accumulation Account for Phoenix Life Insurance Company. Phoenix Life Insurance Company shall pay the Broker-Dealer a service payment equal to 1% of the premiums paid Plus an annual trail commission of 1.00% beginning the 2nd year and increasing by .05% each year to a maximum of 1.25% of years 7 and later.* Termination or surrender in the first year will result in the return of all commissions paid on the amount surrendered.

Phoenix Edge® – VA for New York – Individual Deferred Variable Annuity Contract (Form D602 NY) issued by the Phoenix Home Life Variable Accumulation Account of Phoenix Life Insurance Company. Phoenix Life Insurance Company shall pay the Broker-Dealer a service payment from one of the Commission Options available as described below. If more than one Commission Option is chosen, Broker-Dealer agrees that its representatives may select from the specified Commission Options at the time a Contract is purchased. Once a Commission Option has been selected it cannot be changed in the future. Broker-Dealer may also allow specified representatives to utilize a Commission Option other than what is selected below on a contract by contract basis by completing the selection on the Commission Election form titled “Exception”, Option 1 shall apply: if a Commission Option is not selected by the Broker-Dealer, in the event that the Broker-Dealer has approved more than one Commission Option and an application is received without a Commission Election form; a Commission Election form is submitted with an Option not approved by the Broker-Dealer; or an Exception Section of the Commission Election form is not signed by the Broker-Dealer. If only one Commission Option is selected by the Broker-Dealer, that Commission Option will always be invoked. Commission Options 2 and 3 are not available if, under the contract the client elects Death Benefit Option 1.

*	Sales of the contract to applicants over age 80 will be paid at 50% of the Commission Option selected. Trail commissions will be paid at the full percentage amount as listed.

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	Option Number	Option Description*

☐	1.	6.00% of premiums paid plus an annual trail commission of .25% of Contract Value beginning in the 8th year.
☐	2.	5.00% of premiums paid plus an annual trail commission of .25% of Contract Value beginning in the 2nd year and increasing to 1.00% beginning the 8th year.
☐	3.	3% of premiums paid plus an annual trail commission of .50% of Contract Value in years 2 through 7; 1.00% in year 8 increasing .05% per year to a maximum of 1.25%.

Trail commissions will be paid on the Contract Value on a calendar quarter basis on deposits held under the Contract for a year or more.

* Sales of the contract to applicants over age 80 will be paid at 50% of the Commission Option(s) chosen. Trail commissions will be paid at the full percentage amount as listed.

The Phoenix Income ChoiceSM – Individual Single Premium Immediate Fixed and Variable Annuity Contract (Form I602) issued by the PHL Variable Accumulation Account of Phoenix Life Insurance Company. Phoenix Life Insurance Company, shall pay the Broker-Dealer a service payment from one of the six Commission Options as described below. If more than one Commission Option is chosen, Broker-Dealer agrees that its representatives may select from the specified Commission Options at the time a contract is purchased. Once a Commission Option has been selected, it cannot be changed in the future. Broker-Dealer may also allow specified representatives to utilize a Commission Option other than what is selected below on a contract by contract basis by completing the section on the Commission Election form titled, “Exception”. If only one Commission Option is selected by the Broker-Dealer, that Commission Dealer, that Commission Option will always be invoked. Termination, death or surrender before before the annuity date will result in reversal of commissions paid.

	Option Number	Option Description – for all payment options except Option E

☐	1.	5.50% of premium paid under the Phoenix Income Choice contracts. Sales of the contract to applicants over age 74 will be paid at 4.50% of premium paid.
☐	2.	4.50% of premium paid plus an annual trail commission of .25% of the reserve beginning in the 2nd year. Sales of the contract to applicants over age 74 will be paid at 3.50% of premium paid plus an annual trail commission of .25% beginning in the 2nd year.
☐	3.	3.50% of premium paid plus an annual trail commission of .50% of the reserve beginning in the 2nd year. Sales of the contract to applicants over age 74 will be paid at 2.50% of premium paid plus an annual trail commission of .50% beginning in the 2nd year.

HO3272VA	7	4-01

Payment Option E – Commission Options*

☐	4.	Certain Period (Years)	% of Deposit	Trail
		5-9	2.00%	N/A
		10-14	3.50%	N/A
		15-19	5.00%	N/A
		20+	5.50%	N/A

☐	5.	Certain Period (Years)	% of Deposit	Trail
		5-9	1.25%	0.25%
		10-14	2.50%	0.25%
		15-19	4.00%	0.25%
		20+	4.50%	0.25%

☐	6.	Certain Period (Years)	% of Deposit	Trail
		5-9	1.00%	0.50%
		10-14	1.75%	0.50%
		15-19	2.75%	0.50%
		20+	3.00%	0.50%

*	If the certain period is shortened under Payment Option E, the commission will be adjusted accordingly.

HO3272VA	8	4-01

Schedule A-2 (Variable Life)

The Phoenix Edge – Individual Variable Life Insurance Policies (Form 5000) issued by the Phoenix Life Variable Universal Life Account of Phoenix Life Insurance Company. Phoenix Life Insurance Company, shall pay the Broker-Dealer a service payment equal to 5% premium payments made under The Phoenix Edge policies. In the first year, any loan transferred as part of a 1035 exchange will not be considered as premiums paid for the purpose of the determination of compensation.

Flex Edge Success (Form V603) and Flex Edge (Form 2667) – Flexible Premium Individual Variable Life Insurance Policies issued by the Phoenix Life Variable Universal Life Account of Phoenix Life Insurance Company. Phoenix Life Insurance Company, shall pay the Broker-Dealer a service payment equal to 50% of premium payments made under The Flex Edge policies, up to the commissionable premium amount, and 4% of such payments in excess of the commissionable premium amount, in the first Policy Year. However, if a registered representative of the Broker-Dealer is a career producer of Phoenix Life Insurance Company, then Phoenix Life Insurance Company, shall pay the Broker-Dealer a service payment equal to 50% of premium payments made, up to a commissionable premium amount, and 5% of such payments in excess of the commissionable premium amount, in the first Policy Year. Commissionable premium is the Policy’s Commission Target Premium. In the first year, any loan transferred as part of a 1035 exchange will not be considered as premiums paid for the purpose of the determination of compensation.

Phoenix Life Insurance Company, shall also pay the Broker-Dealer a renewal commission of 3% of renewal premium in policy years two plus so long as this Agreement is still in effect.

Joint Edge (Form V601) – Flexible Premium Multiple Variable Life Insurance Policies issued by the Phoenix Life Variable Universal Life Account of Phoenix Life Insurance Company. Phoenix Life Insurance Company, shall pay the Broker-Dealer a service payment equal to 50% of premium payments made under the policies, up to the commissionable premium amount, and 4% of such payments after the commissionable premium has been paid, in the first Premium Year. However, if a registered representative of the Broker-Dealer is a career producer of Phoenix Life Insurance Company, then Phoenix Life Insurance Company, shall pay the Broker-Dealer a service payment equal to 50% of premium payments made, up to the commissionable premium amount, and 5% of such payments after the commissionable premium has been paid, in the first Policy Year. Commissionable premium is the lesser of (1) the Policy’s Commission Target Premium and (2) the subsequent premium specified on the application. In the first year, any loan transferred as part of a 1035 exchange will not be considered as premiums paid for the purpose of the determination of compensation.

Phoenix Life Insurance Company, shall also pay the Broker-Dealer a renewal commission of 3% of renewal premium in policy years two plus so long as this Agreement is still in effect.

Phoenix Individual Edge (Form V603 (PIE) – Flexible Premium Individual Variable Life Insurance Policy issued by the Phoenix Life Variable Universal Life Account of Phoenix Life Insurance Company. Phoenix Life Insurance Company, shall pay the Broker-Dealer a service payment equal to 50% of premium payments made under the policy, up to the Commission Target Premium, and 6.50% of such payments in excess of the Commission Target Premium, in the first policy year. However, if a registered representative of the Broker-Dealer is a career producer of Phoenix Life Insurance Company, then Phoenix Life Insurance Company shall pay the Broker-Dealer a service payment equal to 50% of premium payments made, up to the Commission Target Premium, and 5% of such premium payments in excess of the Commission Target Premium, in the first Policy Year. In the first year, any loan transferred as part of a 1035 exchange will not be considered as premiums paid for the purpose of the determination of compensation.

Phoenix Life Insurance Company, shall also pay Broker-Dealer a vested renewal commission of 6.50% of renewal premium in policy year 2. In policy years 3 + a trail commission of 6.25 basis points will be paid on the policy value less any debt at the end of each calendar quarter (0.25% per year). However, if a registered representative of the Broker-Dealer is a career producer of Phoenix Life Insurance Company, than Phoenix Life Insurance Company, shall pay the Broker-Dealer a vested renewal commission of 5% of renewal premium in policy years 2 through 10. At the end of the 10th policy year a deferred trail commission will be payable on business in force. This deferred train is equal to the greater of (a) and (b) as follows:

a)	.10% per year of the average policy values less any debt, in years 6 – 10;

HO3272VL	9	1-02

b)	.25% per year times of the average policy values less any debt, in years 6 – 10 minus the renewal commissions paid for years 6 – 10.

Beginning in the 11th year 6.25 basis points will be paid at the end of each calendar quarter on the policy values less any debt on that date (.25% per year).

Estate Edge (Form V604) – Second to Die Variable Universal Life Insurance Policies issued by the Phoenix Life Variable Universal Life Account of Phoenix Life Insurance Company. Phoenix Life Insurance Company, shall pay the Broker-Dealer a service payment equal to 50% of premium payments made under the policies, up to the commissionable premium amount, and 6.5% of such payments after the commissionable premium has been paid, in the first Policy Year. Commissionable premium is the lesser of (1) the Policy’s target premium and (2) the subsequent premium specified on the application. In the first year, any loan transferred as part of a 1035 exchange will not be considered as premiums paid for the purposes of the determination of compensation.

Phoenix Life Insurance Company, shall also pay the Broker-Dealer a renewal commission of 6.5% of renewal premium in policy year two. Beginning in the third year a 6.25 basis point train will be paid on the policy value less any debt at the end of each quarter (.25% per year).

Phoenix Corporate Edge (Form V609) – Flexible Premium Individual Variable Universal Life Policies issued by Phoenix Life Variable Universal Life Account of Phoenix Life Insurance Company. Phoenix Life Insurance Company, shall pay the Broker-Dealer a service payment equal to 24% of premium payments (20% for cases under $100,000 of premium) made under the policies, up to the commissionable premium amount, and 2.5% of such payments after the commissionable premium has been paid, in the first Policy Year. Commissionable premium is the lesser of (1) the Policy’s target premium and (2) the subsequent premium specified on the application. In the first year, any loan transferred as part of a 1035 exchange will not be considered as premiums paid for the purpose of the determination of compensation.

Phoenix Life Insurance Company, shall also pay the Broker-Dealer a renewal commission in policy years 2 through 7 of 7% of premium payments made under the policies, up to the commissionable renewal premium amount, and 2.5% of such payments after the renewal commissionable premium has been paid. Beginning in the 8th year the Broker-Dealer shall receive a renewal payment of 2.5% of renewal premium paid. Beginning in the sixth year, a 2.50 basis points trail will be paid at the end of each calendar quarter on the policy value less any debt at the end of each quarter (0.10% per year).

Phoenix Edge – SPVL – Single Premium Individual Variable Life Policies (Form V610) issued by the Phoenix Life Variable Universal Account of Phoenix Life Insurance Company. Phoenix Life Insurance Company, shall pay the Broker-Dealer a service payment equals to 7% of premiums paid in the first policy year (net of any loan transferred as part of a1035 exchange) under the Phoenix Edge policies for issue ages up to and including age 80. For issue ages 81-85, Phoenix Life Insurance Company will pay the Broker-Dealer a service payment equal to 5% of premiums paid in the first policy year (net of any loan transferred as part of a 1035 exchange) under the Phoenix Edge policies. Beginning in the 6th year 6.25 basis points will be paid at the end of each calendar quarter on the policy value less any debt (0.25% per year).

HO3272VL	10	1-02

Schedule A-3 (Variable Life)

Phoenix Corporate Edge (Form V608) – Flexible Premium Individual Variable Universal Life Policies issued by Phoenix Life Variable Universal Life Account of Phoenix Life and Annuity Company. PEPCO, as paying agent for Phoenix Life and Annuity Company, shall pay the Broker-Dealer a service payment equal to 24% of premium payments (20% of cases under $100,000 of premium) made under the policies, up to the commissionable premium amount, and 2.5% of such payments after the commissionable premium has been paid, in the first Policy Year. Commissionable premium is the lesser of (1) the Policy’s target premium and (2) the subsequent premium specified on the application. In the first year, any loan transferred as part of a 1035 exchange will not be considered as premiums paid for the purpose of the determination of compensation.

PEPCO, a paying agent for Phoenix Life and Annuity Company, shall also pay the Broker-Dealer a renewal commission in policy years 2 through 7 of 7% of premium payments made under the policies, up to the commissionable renewal premium amount, and 2.5% of such payments after the renewal commissionable premium has been paid. Beginning in the 8th year the Broker-Dealer shall receive a renewal payment of 2.5% of renewal premium paid. Beginning at the sixth year, a 2.50 basis points trail will be paid at the end of each calendar quarter on the policy value less any debt at the end of each quarter (0.10% per year).

HO3272F	11	1-02

Schedule B

Broker-Dealer has been appointed by PEPCO to provide sales assistance to producers of PHL Variable Insurance Company and to cause to be solicited applications for the purchase of the following contracts (“Contracts”) issued by PHL Variable Insurance Company.

The Big Edge Choice – Individual Deferred Variable Annuity Contract (Form D601) issued by the PHL Variable Accumulation Account of PHL Variable Insurance Company. Phoenix Home Life Mutual Insurance Company, as paying agent for PHL Variable Insurance Company, shall pay the Broker-Dealer a service payment from one of the three Commission Options available as described below. If more than one Commission Option is chosen, Broker-Dealer agrees that its representatives may select from the specified Commission Options at the time a contract is purchased. Once a Commission Option has been selected, it cannot be changed in the future. Broker-Dealer may also allow specified representatives to utilize a Commission Option other than what is selected below on a contract by contract basis by completing the section on the Commission Election form titled, “Exception.” If only one Commission Option is selected by the Broker-Dealer, that Commission Option was always be invoked.

	Option Number	Option Description*

☐	1.	5.75% of premiums paid plus an annual trail commission of .25% of Contract Value beginning in the 8th year. **

☐	2.	5% of premiums paid plus an annual trail commission of .30% of Contract Value beginning the 2nd year and increasing to .50% the 8th year.

☐	3.	3% of premiums paid plus an annual trail commission of .50% of Contract Value beginning the 2nd year and increasing to 1.00% the 8th year.

Trail commissions will be paid on the Contract Value on a calendar quarter basis on deposits held under the Contract for a year or more.

Retirement Planners’ Edge – Individual Deferred Variable Annuity Contract (Form D603) issued by the PHL Variable Accumulation Account of PHL Variable Insurance Company. Phoenix Home Life Mutual Insurance Company, as paying agent for PHL Variable Insurance Company, shall pay the Broker-Dealer a service payment equal to 1% of the premiums paid plus an annual trail commission of 1.00% beginning the 2nd year and increasing by .05% each year to a maximum of 1.25% in years 7 and later.* Termination or surrender in the first year will result in the return of all commissions paid on the amount surrendered.

The Phoenix Edge – VA – Individual Deferred Variable Annuity Contract (Form D602) issued by the PHL Variable Accumulation Account of PHL Variable Insurance Company. Phoenix Home Life Mutual Insurance Company, as paying agent for PHL Variable Insurance Company, shall pay the Broker-Dealer a service payment from one of the Commission Options

HO3272B	12	4-01

available as described below. If more than one Commission Option is chosen, Broker-Dealer agrees that its representatives may select from the specified Commission Options at the time a Contract is purchased. Once a Commission Option has been selected it cannot be changed in the future. Broker-Dealer may also allow specified representatives to utilize a Commission Option other than what is selected below on a contract by contract basis by completing the section on the Commission Election form titled “Exception.” If only one Commission Option is selected by the Broker-Dealer, that Commission Option will always be invoked. Commission Options 2 and 3 are not available if, under the contract the client elects Death Benefit Option 1.

Please check one ore more of the following Commission Options:

	Option Number	Option Description*

☐	1.	6.00% of premiums paid plus an annual trail commission of .25% of Contract Value beginning in the 8th year.

☐	2.	5.00% of premiums paid plus an annual trail commission of .25% of Contract Value beginning the 2nd year and increasing to 1.00% beginning the 8th year.

☐	3.	3% of premiums paid plus an annual trail commission of .50% of Contract Value in years 2 through 7; 1.00% in year 8 increasing .05% per year to a maximum of 1.25%.

Trail commissions will be paid on the Contract Value on a calendar quarter basis on deposits held under the Contract for a year or more.

The Premium Edge – Individual Deferred Variable Annuity Contracts (Form D604) issued by the PHL Variable Accumulation Account of PHL Variable Insurance Company. Phoenix Home Life Mutual Insurance Company, as paying agent for PHL Variable Insurance Company, shall pay the Broker-Dealer a service payment from one of the three Commission Options available as described below. If more than one Commission Option is chosen, Broker-Dealer agrees that its representatives may select from the specified Commission Options at the time a Contract is purchased. Once a Commission Option has been selected it cannot be changed in the future. Broker-Dealer may also allow specified representatives to utilize a Commission Option other than what is selected below on a selected below on a contract basis by completing the section on the Commission Election form titled “ Exception”. If only one Commission Option is selected by the Broker-Dealer, that Commission Option will always be invoked.

HO3272B	13	4-01

Please check one ore more of the following Commission Options:

	Option Number	Option Description*

☐	1.	5% of the premiums paid under the Premium Edge contracts.

☐	2.	4% of premiums paid plus an annual trail commission of .20% of Contract Value beginning in the 2nd year.

☐	3.	2% of premiums paid plus an annual trail commission of .55% of Contract Value beginning in the 2nd year.

*	Sales of the contract to applicants over age 80 will be paid at 50% of the Commission Option selected. Trail commissions will be paid at the full percentage amounts listed.

The Phoenix Income ChoiceSM – Individual Single Premium Immediate Fixed and Variable Annuity Contract (Form I601) issued by the PHL Variable Accumulation Account of PHL Variable Insurance Company. Phoenix Home Life Mutual Insurance Company, as paying agent for PHL Variable Insurance Company, shall pay the Broker-Dealer a service payment from one of the six Commission Options available as described below. If more than one Commission Option is chosen, Broker-Dealer agrees that its representatives may select from the specified Commission Options at the time a Contract is purchased. Once a Commission Option has been selected it cannot be changed in the future. Broker-Dealer may also allow specified representatives to utilize a Commission Option other than what is selected below on a selected below on a contract basis by completing the section on the Commission Election form titled “ Exception”. If only one Commission Option is selected by the Broker-Dealer, that Commission Option will always be invoked. Termination, death or surrender before before the annuity date will result in reversal of commissions paid.

Please check one ore more of the following Commission Options:

	Option Number	Option Description – for all payment options except Option E

☐	1.	5.50% of premium paid under the Premium Income Choice contracts. Sales of the contract to applicants over age 74 will be paid at 4.50% of premium paid.

☐	2.	4.50% of premium paid plus an annual trail commission of .25% of the reserve beginning in the 2nd year. Sales of the contract to applicants over age 74 will be paid at 3.50% of premium paid plus an annual train commission of .25% beginning in the 2nd year.

☐	3.	3.50% of premium paid plus an annual trail commission of .50% of the reserve beginning in the 2nd year. Sales of the contract to applicants over age 74 will be paid at 2.50% of premium paid plus an annual train commission of .50% beginning in the 2nd year.

HO3272B	14	4-01

Payment Option E – Commission Options*

☐	4.	Certain Period (Years)	% of Deposit	Trail
		5-9	2.00%	N/A
		10-14	3.50%	N/A
		15-19	5.00%	N/A
		20+	5.50%	N/A

☐	5.	Certain Period (Years)	% of Deposit	Trail
		5-9	1.25%	0.25%
		10-14	2.50%	0.25%
		15-19	4.00%	0.25%
		20+	4.50%	0.25%

☐	6.	Certain Period (Years)	% of Deposit	Trail
		5-9	1.00%	0.50%
		10-14	1.75%	0.50%
		15-19	2.75%	0.50%
		20+	3.00%	0.50%

*	If the certain period is shortened under Payment Option E, the commission will be adjusted accordingly.

HO3272B	15	4-01

Schedule C

The Big Edge Choice (NY) – Individual Deferred Variable Annuity Contract (Form D601NY) issued by the Phoenix Life Variable Accumulation Account of Phoenix Life Insurance Company. Phoenix Life Insurance Company, shall pay the Broker-Dealer a service payment from one of the three Commission Options available as described below. If more than one Commission Option is chose, Broker-Dealer agrees that its representatives may select from the specified Commission Options at the time a contract is purchased. Once a Commission Option has been selected, it cannot be changed in the future. Broker-Dealer may also allow specified representatives to utilize a Commission Option other than what is selected below on a contract by contract basis by completing the section on the Commission Election form titled, “Exception.” If only one Commission Option is selected by the Broker-Dealer, that Commission Option will always be invoked.

Please check one ore more of the following Commission Options:

	Option Number*	Option Description**

☐	1.	6% of premiums paid plus an annual trail commission on .25% of Contract Value beginning in the 8th year.

☐	2.	5% of premiums paid plus an annual trail commission on .30% of Contract Value beginning the 2nd year and increasing to .50% beginning the 8th year.

☐	3.	3% of premiums paid plus an annual trail commission on .50% of Contract Value beginning the 2nd year and increasing to 1.00% beginning the 8th year.

Trail commissions will be paid on the Contract Value on a calendar quarter basis on deposits held under the Contract for a year or more.

Phoenix Edge® – VA for New York – Individual Deferred Variable Annuity Contract (Form D602NY) issued by the Phoenix Life Variable Accumulation Account of Phoenix Life Insurance Company. Phoenix Life Insurance Company, shall pay the Broker-Dealer a service payment from one of the Commission Options available as described below. If more than one Commission Option is chose, Broker-Dealer agrees that its representatives may select from the specified Commission Options at the time a contract is purchased. Once a Commission Option has been selected, it cannot be changed in the future. Broker-Dealer may also allow specified representatives to utilize a Commission Option other than what is selected below on a contract by contract basis by completing the section on the Commission Election form titled, “Exception”, Option 1 shall apply: if a Commission Option is not selected by the Broker-Dealer; in the event that the Broker-Dealer has approved more than one Commission Option and an application has received without a Commission Election form; a Commission Election form is submitted with an Option not approved by the Broker-Dealer; or an Exception Section of the Commission Election form is not signed by the Broker-Dealer. If only one Commission Option is selected by the Broker-Dealer, that Commission Option will always be invoked. Commission Option 2 and 3 are not available if, under the contract the client elects Death Benefit Option1.

HO3272E	16	1-02

Please check one ore more of the following Commission Options:

	Option Number	Option Description*

☐	1.	6% of premiums paid plus an annual trail commission on .25% of Contract Value beginning in the 8th year.

☐	2.	5% of premiums paid plus an annual trail commission on .25% of Contract Value beginning the 2nd year and increasing to 1.00% beginning the 8th year.

☐	3.	3% of premiums paid plus an annual trail commission on .50% of Contract Value in years 2 through 7; 1.00% in year 8 increasing .05% per year to a maximum of 1.25%.

Trail commissions will be paid on the Contract Value on a calendar quarter basis on deposits held under the Contract for a year or more.

Retirement Planners’ Edge for New York – Individual Deferred Variable Annuity Contract (Form D603NY) issued by the Phoenix Life Variable Accumulation Account of Phoenix Life Insurance Company. Phoenix Life Insurance Company shall pay the Broker-Dealer a service payment equal to 1% of the premiums paid Plus an annual trail commission of 1.00% beginning the 2nd year and increasing by .05% each year to a maximum of 1.25% in years 7 and later.* Termination or surrender in the first year will result in the return of all commissions paid on the amount surrendered.

*	Sales of the contract to applicants over age 80 will be paid at 50% of the Commission Option(s) chosen. Trial commissions will be paid at the full percentage amount as listed.
**	Contingent upon your Representative’s Commission Contract with Phoenix a different compensation schedule may apply.

Phoenix Spectrum Edge – Flexible Premium Deferred Variable Annuity Contract (Form D612) issued by the Phoenix Life Variable Accumulation Account of Phoenix Life Insurance Company. Phoenix Life Insurance Company shall pay the Broker-Dealer a service payment from one of the three Commission Options available as described below. If more than one Commission Option is chose, Broker-Dealer agrees that its representatives may select from the specified Commission Options at the time a contract is purchased. Once a Commission Option has been selected, it cannot be changed in the future. Broker-Dealer may also allow specified representatives to utilize a Commission Option other than what is selected below on a contract by contract basis by completing the section on the Commission Election form titled, “Exception.” If only one Commission Option is selected by the Broker-Dealer, that Commission Option will always be invoked.

HO3272E	17	1-02

Please check one ore more of the following Commission Options:

☐ Option Number 1.

Owner’s Age at Issue	Commissions (% of premium)	Trial (Yrs 2-7)	Trial (Yrs 8+)
0-80	6.0%	0.0%	.25%
81-85	3.0%	0.0%	.25%

☐ Option Number 2.

Owner’s Age at Issue	Commissions (% of premium)	Trial (Yrs 2-7)	Trial (Yrs 8+)
0-80	4.5%	.25%	1.0%
81-85	2.25%	.25%	1.0%

☐ Option Number 3.

Owner’s Age at Issue	Commissions (% of premium)	Trial (Yrs 2-7)	Trial (Yrs 8+)
0-80	3.0%	.25%	1.0%
81-85	1.5%	.50%	1.0%

Phoenix Investor’s Edge – Flexible Premium Deferred Variable Annuity Contract (Form 610) issued by the Phoenix Life Variable Accumulation Account of Phoenix Life Insurance Company. Phoenix Life Insurance Company shall pay the Broker-Dealer a service payment from one of the two Commission Options available as described below. If more than one Commission Option is chose, Broker-Dealer agrees that its representatives may select from the specified Commission Options at the time a contract is purchased. Once a Commission Option has been selected, it cannot be changed in the future. Broker-Dealer may also allow specified representatives to utilize a Commission Option other than what is selected below on a contract by contract basis by completing the section on the Commission Election form titled, “Exception.” If only one Commission Option is selected by the Broker-Dealer, that Commission Option will always be invoked.

Please check one ore more of the following Commission Options:

☐ Option Number 1.

Owner’s Age at Issue	Commissions (% of premium)	Trial (Yrs 2-3)	Trial (Yrs 4)
0-80	5.0%	0.0%	.25%
81-85	2.5%	0.0%	.25%

HO3272E	18	1-02

☐ Option Number 2.

Owner’s Age at Issue	Commissions (% of premium)	Trial (Yrs 2+)
0-80	3.5%	1.0%
81-85	1.75%	1.0%

HO3272E	19	1-02

April 2, 2007

J.P. TURNER & COMPANY LLC

1 BUCKHEAD PLZ

3060 PEACHTREE RD NW 11FL

ATLANTA, GA 30305-2234

Dear Sir or Madam:

Re:	Amendment to Contract – SEC Redemption Fee Rule, Rule 22c-2

Please be advised that the following amendments are being made to your contract with the Company to comply with SEC Redemption Fee Rule 22c-2. These amendments are effective as of April 16, 2007

As used herein, “Client-shareholders” shall mean Your clients or other beneficial owner or, if applicable, the Plan participant notwithstanding that the Plan may be deemed to be beneficial owner, who maintain an interest in any of the Company’s products that participate in the complex of mutual funds administered and distributed by the Company or any of its affiliates or subsidiaries (the “Funds”). Client-shareholders shall include a beneficial owner or, if applicable, the Plan participant notwithstanding that the Plan may be deemed to be the beneficial owner

1.	Shareholder Information

Agreement to Provide Information. You agree to provide the Company, upon written request, the taxpayer information number (“TIN”), if known, of any or all of Your Client-Shareholder(s) of the account and the amount, date, name, or other identifier of any investment professional(s) associated with the Client-Shareholder(s) or account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of any of the Funds during the period covered by the request.

Period Covered by Request. Requests must set forth a specific period, not to exceed 180 days from the date of the request, for which transaction information is sought. The Company may request transaction information older than 180 days from the date of the request as it deems necessary to investigate compliance with policies established by the Company for the purposes of eliminating or reducing any dilution of the value of the outstanding shares issued by the Funds. If requested by the Company, You agree to provide the information specified in 1.1 for each trading day.

Form and Timing of Response. You agree to transmit the requested information that is on Your books and records to the Company or its designee promptly, but in any event not later than 10 business days, after receipt of a request. If the requested information is not on Your books and records, You agree to use reasonable efforts to (1) promptly obtain and transmit the requested information; (ii) obtain assurances from the accountholder that the requested information will be provided directly to the Company promptly; or (iii) if directly by the company, block further purchases of shares of the Funds from such accountholder. In such instance, You agree to inform the Company whether it plans to perform (i), (ii) or (iii). Responses required by this paragraph must be communicated in writing and in format mutually agreed upon by the parties. To the extent practicable, the format for any transaction information provided to the Company should be consistent with the NSCC Standardized Data Reporting Format.

One American Row
P.O. Box 5056	860 403 5000 Phone
Hartford, CT 06102-5056	www.phoenixwm.com

Securities distributed by Phoenix Equity Planning Corporation, Member NASD. 803 403 5000

cont.

Limitations on Use of Information. The Company agrees not to use the information received for marketing or any other similar purpose without Your prior written consent.

2.	Agreement to Restrict Trading. You agree to execute written instructions from the Company to restrict or prohibit further purchases or exchanges of shares of the Funds by a Client-Shareholder that has been identified by the Company as having engaged in transactions of the Funds’ shares (directly or indirectly through Your account) that violate policies established by the Funds or the Company for the purposes of eliminating or reducing any dilution of the value of the outstanding shares issued by the Funds.

2.2.1	Form of Instructions. Instructions must include the TIN, if known, and the specific restriction(s) to be executed. If the TIN is not known, the instructions must include any equivalent identifying number of the Client-Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

2.2.2	Timing of Response. You agree to execute instructions as soon as reasonably practicable, but not later than five business days after receipt of the instructions.

2.2.3	Confirmation by Intermediary. You must provide written confirmation to the Company that instructions have been executed. You agree to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

PHOENIX LIFE INSURANCE COMPANY

/s/ Philip K. Polkinghorn
Philip K. Polkinghorn
Senior Executive Vice President Life and Annuity
April 2, 2007

PHOENIX EQUITY PLANNING CORPORATION

/s/ Philip K. Polkinghorn
Philip K. Polkinghorn
Executive Vice President
April 2, 2007

One American Row
P.O. Box 5056	860 403 5000 Phone
Hartford, CT 06102-5056	www.phoenixwm.com

Securities distributed by Phoenix Equity Planning Corporation, Member NASD. 803 403 5000